Note 2	6 Months Ended
Jun. 30, 2011
Notes to Consolidated Financial Statements
2. MEDITECH follows the provisions of ASC 260-10, Earnings per Share, which requires reporting both basic and diluted earnings per share. MEDITECH has no common share equivalents such as preferred stock, warrants or stock options which would dilute earnings per share. Thus, earnings per share is computed by dividing net income by the weighted average number of common shares outstanding during the applicable period.

	3 months	ended on	6 months	ended on
	Jun 30, 2010	Jun 30, 2011	Jun 30, 2010	Jun 30, 2011

Net income	$23,217,898	$31,199,385	$44,744,564	$59,103,749
Average number of shares	36,025,541	36,382,151	36,025,541	36,382,151
Earnings per share	$0.64	$0.86	$1.24	$1.62

The average number of shares outstanding during the periods reflects the issuance of 235,184 shares in February 2011 pursuant to the 2004 Stock Purchase Plan.